UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 27, 2007

                                  STAPLES, INC.
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               (Exact name of registrant as specified in charter)

       Delaware                    0-17586                  04-2896127
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 (State or other juris-          (Commission              (IRS Employer
diction of incorporation         File Number)            Identification No.)


   Five Hundred Staples Drive, Framingham, MA                  01702
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   (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: 508-253-5000


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition

     On November 27, 2007, Staples, Inc. announced its financial results for the quarter ended November 3, 2007. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits
      The exhibits listed on the Exhibit Index immediately preceding such exhibits are furnished as part of this Current Report on Form 8-K.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 27, 2007                   Staples, Inc.

                                        By:  /s/ Kristin A. Campbell
                                             -----------------------------------
                                             Kristin A. Campbell

                                             Senior Vice President,
                                             General Counsel and Secretary
                                             -----------------------------------



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                                  EXHIBIT INDEX


Exhibit No.                   Description
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99.1                          Press release dated November 27, 2007